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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 7, 2006

                      STONE ARCADE ACQUISITION CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                 000-51150              20-2699372
(State or Other Jurisdiction      (Commission           (IRS Employer
      of Incorporation)           File Number)        Identification No.)


c/o Stone-Kaplan Investments, LLC One Northfield Plaza, Suite 480
                           Northfield, IL 60093                        60093
               (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code: (847) 441-0929

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

      On April 7, 2006, Stone Arcade Acquisition Corporation (the "Company") dismissed its principal independent accountant, Eisner LLP ("Eisner"), which dismissal became effective on April 11, 2006 upon the Company's engagement of Ernst & Young, LLP ("E&Y"). The decision to dismiss Eisner as the Company's principal independent accountant was approved by the Company's Board of Directors on April 6, 2006.

      Eisner's report on the Company's financial statements for the period from April 15, 2005 (date of inception) through December 31, 2005 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the period from April 15, 2005 (date of inception) through December 31, 2005, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused Eisner to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such period. Eisner has not reviewed the Company's financial statements for the three month period ended March 31, 2006. None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-K occurred within the period from April 15, 2005 (date of inception) through December 31, 2005 or through the date of this report.

      The Company has provided Eisner with a copy of the foregoing disclosures, and Eisner has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company herein, attached hereto as Exhibit 16.1.

      On April 11, 2006, the Company engaged E&Y as its new principal independent accountants, effective immediately. The decision to engage E&Y as the Company's principal independent accountants was approved by the Company's Board of Directors on April 6, 2006.

      During the period from April 15, 2005 (date of inception) through December 31, 2005, and through the date of the engagement of E&Y on April 11, 2006, the Company did not consult with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    Exhibits.

           Exhibit Number                Description

           16.1                          Letter of Eisner, dated April 11, 2006.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         STONE ARCADE ACQUISITION CORPORATION


Date:  April 12, 2006                    By:    /s/ Roger Stone
                                                --------------------------------
                                                Name:  Roger Stone
                                                Title: Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit Number                Description

16.1                          Letter of Eisner, dated April 11, 2006.




                                       4